 Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures
Navient Credit Funding, LLC (the “Company”)
Navient Corporation
Navient Solutions, LLC
J.P. Morgan Securities LLC
Barclays Capital Inc.
RBC Capital Markets, LLC
Goldman Sachs & Co. LLC
Credit Suisse Securities (USA) LLC
(together, the “Specified Parties”)
Re: Navient Private Education Loan Trust 2019-B – Data File Procedures
We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “CO190124130014_ UPDATED.TXT,” provided by the Company on January 25, 2019, containing certain information related to 50,660 student loans (the “Student Loans”) as of January 23, 2019 (the “Data File”), which we were informed are intended to be included as collateral in the offering of Navient Private Education Loan Trust 2019-B, Private Education Loan Backed Notes. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
We are independent certified public accountants with respect to the Company and its affiliates under Rule 1.200.001 of the AICPA’s Code of Professional Conduct.
Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts related to Current Principal Balance and numbers of months related to Remaining Term were within $1.00 and one (1) month, respectively.
•	The term “Cutoff Date” means January 23, 2019.
•	The terms “CLASS System,” “ENCORE System,” and “FDR System” mean the Company’s servicing systems.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International
Cooperative (“KPMG International”), a Swiss entity.

•	The term “Loan File” means any file containing the following documents, as applicable, for each Selected Student Loan (defined below):
–	Promissory Note, Truth in Lending Disclosure, Loan Application, Loan Credit Agreement, Application Summary, and NRI Origination Disclosure in the Encore System;
–
#BS1 Screen, #BS3 Screen, #BS5 Screen, #CSS Screen, #CDS Screen, #NM CR Screen, #NM CC Screen, #NM AF Screen, #EDH Screen, #ED2 Screen, #CIS Screen, #NPO Screen, #HDI Screen, and Enterprise Data Warehouse (“EDW”) query in the FDR System; and,

–	Loan Disbursement Data Screen (#113 Screen), Disbursement Data Screen (#115 Screen), and School Profile Screen (#728 Screen) in the CLASS System.
The Loan File, furnished by the Company, was represented to be either the original Loan File, a copy of the original Loan File, or electronic records contained within the ENCORE System, FDR System, and/or CLASS System.
A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 360 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared the specified attributes in the Data File to the corresponding information in the respective Loan File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the Loan File for each of the attributes identified, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception, except for certain procedures related to Current Status End Date, School Type 1, School Type 2, and Recent FICO, as detailed below. The Loan File documents are listed in the order of priority until such attribute was agreed.

Attributes	Loan File/Instructions
Social Security Number
Promissory Note, Loan Application, Loan Credit Agreement, Loan Amount on the Promissory Note, Refinance Total on the Application Summary, Total Loan Amount on the Truth in Lending Disclosure and Total Loan Amount on the NRI Origination Disclosure , Insurance Premium amount in the “INS PREM” field on the Loan Disbursement Data Screen (#113 Screen) , and instructions provided by the Company described below

Signature(s) on the Promissory Note, Loan Application or Loan Credit Agreement
Promissory Note, Loan Application, Loan Credit Agreement , and instructions provided by the Company described below. We performed no procedures with regard to any signatory requirements on the Promissory Note, Loan Application, or Loan Credit Agreement, or to confirm the authenticity of the signature(s).

Disbursement Year	“1ST ACTIVE DATE” field on #BS5 Screen, Disbursement Data Screen (#115 Screen field “1st DISB”)

Attributes	Loan File/Instructions
Original Principal Balance	“TOTALDISB” field within the “DISBMNTS” tab of #HDI Screen, Disbursement Data Screen (#115 Screen field “DISB PRIN”)
Current Principal Balance/Recomputed Current Principal Balance
“ACCOUNT BALANCE” field on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “LATE FEE” field, “RETRO PROCESSING” field , or Interest Rate on #CSS Screen, “CYCLE DATE” on #EDH Screen, first “PAYMENT” of the cycle on #CSS Screen or #CDS Screen, and instructions provided by the Company described below

Loan Type	“#14” field on #NM CC Screen
Loan Status
“CURR LOAN STATUS” field on #EDH Screen and “MISC FIELD 2” field on the #BS3 Screen, notation of status change on #CIS Screen,  “ORIG STMT STATUS” field on #ED2 Screen, and instructions provided by the Company described below

Current Status End Date
“CYCLE DATE,” “CURR:GRAD/SEP DT,” or “MATURITY DT” fields on #EDH Screen, “ORIG: GRAD/ SEP DT” field on #ED2 Screen, “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, notation of status change on #CIS Screen, date in the “MIN PAY DUE”  field on #EDH Screen, EDW query, and instructions provided by the Company described below.

Remaining Term (Recomputed Remaining Term)
“CYCLE DATE,” “MATURITY DT,” “DUE DATE,” and “CURR LOAN STATUS” fields on #EDH Screen, “METHOD OVERRIDE END DATE” using the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen, “MISC FIELD 2” field on #BS3 Screen, “#9” field on #NM CC Screen, and instructions provided by the Company described below

Repayment Schedule Type
“CYCLE DATE” or “CURR LOAN STATUS” field on #EDH Screen, “MISC FIELD 2” field on #BS3 Screen, “METHOD OVERRIDE ID” using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, and instructions provided by the Company described below

Interest Rate
“INT RT” field on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO PAY FLAG” field on #NM AF Screen,  and #HDI Screen for Interest Rate with borrower benefit related information

Attributes	Loan File/Instructions
School Type 1	“MISC FIELD 5” field on #BS3 Screen and instructions provided by the Company described below
School Type 2 (Title IV)
“SCHL CODE” field and “SCHL TYPE” field on School Profile Screen (#728 Screen), Disbursement Data Screen (#115 Screen field “SCHL CODE”), “SCHOOL BRANCH” field on School Profile Screen (#728 Screen), and instructions provided by the Company described below

State of Residence	#BS1 Screen, documentation of change that affects the state of residence on #CIS Screen
Recent FICO	“DATE CB SCORE GENERATED” and “CREDIT BUREAU SCORE” field on #NM CR Screen , and instructions provided by the Company described below
Original FICO	“EDS SCR01” or “EDS SCR02” field in the “FICO INFO” tab on #HDI Screen
1.
For purposes of comparing the Social Security Number and Signature(s) on the Promissory Note, Loan Application, or Loan Credit Agreement, in order to identify if the Promissory Note, Loan Application, or Loan Credit Agreement corresponded to the Selected Student Loan, we were instructed by the Company to compare the requested Loan Amount plus any origination fee indicated on the Promissory Note, Loan Application, or Loan Credit Agreement, or the Total Loan Amount indicated on the Truth in Lending Disclosure or the NRI Origination Disclosure, or the Refinance Total indicated on the Application Summary, to the Original Principal Balance for the Selected Student Loan set forth in the Data File. In the event the Promissory Note was not present, the Company instructed us to observe the Signature(s) on the Loan Application or the Loan Credit Agreement. In the event the Loan Amount on the Promissory Note, Loan Application, or Loan Credit Agreement was lower than the Original Principal Balance, the Company instructed us to observe if the difference was attributable to the Insurance Premium amount in the “INS PREM” field on the Loan Disbursement Data Screen (#113 Screen). If the difference was attributable to the Insurance Premium amount, such difference was not considered an exception.

2.
For purposes of comparing Current Principal Balance, we were instructed by the Company to compare the “ACCOUNT BALANCE” field on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen. In the event the “ACCOUNT BALANCE” field on the #CSS Screen or documentation of change that affects the current principal balance on the #CIS Screen did not agree to the “BAL_CURR” field in the Data File, we were instructed by the Company to recompute the Current Principal Balance (the “Recomputed Current Principal Balance”) as follows:

a)
To the “ACCOUNT BALANCE” field on the #CSS Screen, add any applicable Repayment Fee (shown as “RPMT FEE” on the #ED2 Screen) or applicable Capitalized Interest (shown as “CAP INT” on the #ED2 Screen) or applicable Late Fee (shown as “LATE FEE” on the #CSS Screen); and,

b)
Subtract any amount indicated in the “RETRO PROCESSING” field on the #CSS Screen and any additional principal payment applied after the Cutoff Date, which was identified by subtracting the recalculated accrued interest (Interest Rate on #CSS Screen multiplied by the number of days from the start of the “CYCLE DATE” on the #EDH Screen to the day before the date of the first PAYMENT on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” field on the #CSS Screen) from the first PAYMENT made.

We compared the Recomputed Current Principal Balance to the “BAL_CURR” field in the Data File.
3.	For purposes of comparing Loan Status, we were instructed by the Company to compare Loan Status as follows:
•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “RPMT,” “F***,” “SSFP,” “SSP*,” or “FORP” the Loan Status was “In-Repayment”;
•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “SSF*,” the Loan Status was “Forbearance”;
•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “D***,” and the Repayment Type on the “MISC FIELD 2” on the #BS3 Screen was not “F0025” or “FX025,” the Loan Status was “In-Repayment”;
•
If the “CURR LOAN STATUS” field on the #EDH Screen was other than “DMIP” or “F***,” and the Repayment Type in the “MISC FIELD 2” field on the #BS3 Screen was either “F0025” or “FX025,” “SOIOP” or blank, the Loan Status was  “In-Repayment”;

•
If the “CURR LOAN STATUS” field on the #EDH Screen indicated “SCHL,” or “GRCE,” and the Repayment Type in the “MISC FIELD 2” field on the #BS3 Screen was not “D000*,” the Loan Status was “In-Repayment”;

•
To the status contained in the “CURR LOAN STATUS” field on the #EDH Screen. In the event the Loan Status did not agree, the Company instructed us to identify a notation of status change on the #CIS Screen or “ORIG STMT STATUS” field on the #ED2 Screen.

4.
For purposes of comparing the Current Status End Date, we were instructed by the Company to compare the “CUR_STATUS_END_DT” field in the Data File to the “CURR: GRAD/SEP DT” or “MATURITY DT” field on the #EDH Screen, or the “ORIG: GRAD/SEP DT” field on the #ED2 Screen plus one month, or to the “METHOD OVERRIDE END DATE” field after the Cutoff Date using the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen. In the event the Selected Student Loan was updated after the Cutoff Date, we were instructed by the Company to view the #CIS Screen to identify if any change was made to the Current Status End Date after the Cutoff Date or if any change was made to the “MIN PAY DUE” field corresponding to the ”CYCLE DATE” prior to the Cutoff Date on the #EDH Screen.

For Selected Student Loan #238, the Current Status End Date stated in the Data File was 8/22/2021. The Current Status End Date stated in the FDR System following the procedure listed above was 2/7/2019. The Company informed us that the Selected Student Loan #238 entered into a retroactive administrative forbearance status after the Cutoff Date, resulting in the revised Current Status End Date of 2/7/2019. The Company provided us the EDW query, which contained the daily activity records generated from the FDR System, showing the Current Status End Date of 8/22/2021 as of the Cutoff Date. This was not considered an exception.
5.	For purposes of comparing Remaining Term, we were instructed by the Company to recompute the Remaining Term (“Recomputed Remaining Term”) as follows:
a)
For Selected Student Loans for which the “CURR LOAN STATUS” field on the #EDH Screen indicated as “GRCE,” “RPMT,” “SSP*,” “SSF*,” “SCHL,” all “F” repayment types, all “D” repayment types in the “MISC FIELD 2” field on #BS3 Screen (except for “DSCH”/“F0025,” “DSCH”/“SOIOP,” “DSCH”/“PPIOP,” “SCHL”/ repayment type not “D****” or “GRCE”/ repayment type not “D****”), we were instructed by the Company to subtract the Cutoff Date from the “CYCLE DATE” after the

“MATURITY DT” (one month after the “MATURITY DT”), both on the #EDH Screen, and divide the result by the average number of days in a month (i.e., 30.4375).  The Company instructed us to consider repayment type “P0000” to be the same as “D0000” and repayment type “PPIOP” to be the same as “SOIOP.” If the Cutoff Date was later than the “DUE DATE” on the #EDH Screen, we were instructed by the Company to subtract one month from the calculation;
b)
The Company informed us that the day of the “CYCLE DATE” and the day of the “MATURITY DT” both on the #EDH Screen should agree.  In certain instances where the days did not agree, we were instructed by the Company to utilize the “CYCLE DATE” for purposes of recomputing the Remaining Term;

c)
For 12 Selected Student Loans for which the “CURR LOAN STATUS” field on the #EDH Screen indicated “DSCH,” “SCHL,” or “GRCE,” and the “MISC FIELD 2” field on the #BS3 Screen was either “F0025,” “SOIOP,” or “PPIOP,” we were instructed by the Company to recompute the Remaining Term as the sum of (1) the difference between the Cutoff Date and the “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen, divided by the average number of days in a month (i.e., 30.4375), and (2) the difference between the Cutoff Date and the “CYCLE DATE” after the “MATURITY DATE” on the #EDH Screen, divided by the average number of days in a month (i.e., 30.4375);

d)
For Selected Student Loans for which the “CURR LOAN STATUS” field on the #EDH Screen indicated “GRCE” or “SCHL” and the “MISC FIELD 2” field on the #BS3 Screen was “D0000,” we were instructed by the Company to compare the Remaining Term to the “#9” field on the #NM CC Screen.

We compared the Recomputed Remaining Term to the “REM_TERM” field in the Data File.
6.	For purpose of comparing Repayment Schedule Type, we were instructed by the Company to compare Repayment Schedule Type as follows:
•
If the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as either “D0000,” “F0025,” “FX025,” “SOIOP,” “PPIOP,” “D000E,” “P0000,” “PPIOE,” “FX02E,” or blank and the “CYCLE DATE” was before the Cutoff Date, the Repayment Schedule Type was “V”;

•	If the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as either “F0025” or “FX025” and the “CYCLE DATE” was on or after the Cutoff Date, the Repayment Schedule Type was “W”;
•
If the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as either blank, “PPIOP” or “SOIOP” and the “CYCLE DATE” was on or after the Cutoff Date, the Repayment Schedule Type was “Z”;

•	If the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “D0000” and the “CYCLE DATE” was on or after the Cutoff Date, the Repayment Schedule Type was “N”;
•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “DMIP,” GRPM,” “F***” (excluding “FORP”) or “SSF*,” the Repayment Schedule Type was “N”;
•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “DSCH” and the Repayment Type on the “MISC FIELD 2” on the #BS3 Screen was either “F0025” or “FX025,” the Repayment Schedule Type was “E”;

•
If the “CURR LOAN STATUS” field on the #EDH Screen indicated “DSCH” and the Repayment Type on the “MISC FIELD 2” field on the #BS3 Screen was “SOIOP,” “PPIOP” or blank, the Repayment Schedule Type was “D”;

•	If the “CURR LOAN STATUS” field on the #EDH Screen indicated “SS**,” the Repayment Schedue Type was the last character in the “CURR LOAN STATUS” field on the #EDH Screen;
•	If the “MISC FIELD 2” field on the #BS3 Screen indicated a Repayment Type which had an “E” in the fifth character, the Repayment Schedule Type was “V.”
•	If none of the criteria above applied, we were instructed by the Company to identify the “METHOD OVERRIDE ID” using the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen and:
i.	If the “METHOD OVERRIDE ID” on the #NPO Screen began with “FBSS**,” the Repayment Schedule Type was the last character of the “METHOD OVERRIDE ID”;
ii.
If (1) the “METHOD OVERRIDE ID” on the #NPO Screen began with either “DFDMIP” or “DFGRPM,” or “FB*,” but was not “FBFORP,” (2) the “METHOD OVERRIDE ID” on the #NPO Screen began with “DF*” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “D*,” “P0000,” or “P000L,” or (3) the “METHOD OVERRIDE ID” on the #NPO Screen began with “FBFORP” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “D*,” “P0000,” or “P000L, the Repayment Schedule Type was “N”;

iii.
If the “METHOD OVERRIDE ID” on the #NPO Screen began with “DF*” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “F*,” “CT010,” or “CT01L,” the Repayment Schedule Type was “E”;

iv.	If the “METHOD OVERRIDE ID” on the #NPO Screen began with “DF*” and the “MISC FIELD 2” field on the #BS3 Screen indicated no Repayment Type, the Repayment Schedule Type was “D”;
v.
If the “METHOD OVERRIDE ID” on the #NPO Screen began with “FBFORP” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “F*,” “CT0010,” or “CT01L,” the Repayment Schedule Type was “W”; or,

vi.
If the “METHOD OVERRIDE ID” on the #NPO Screen was blank and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as blank, “CTIOP,” “CTIOL,” “LGIOP,” “LGIOL,” “PPIOP,” “PPIOL,” “SOIOP,” or “SOIOL,” the Repayment Schedule Type was “Z.”

•	If none of the criteria above regarding the “METHOD OVERRIDE ID” applied, we were instructed by the Company as follows:
i.
If the CURR LOAN STATUS” field on the #EDH Screen indicated either “SCHL” or “GRCE” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “D*” “P0000” or “P000L,” the Repayment Schedule Type was “N”;

ii.
If the CURR LOAN STATUS” field on the #EDH Screen indicated either “SCHL” or “GRCE” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as “F*,” “CT010,” or “CT01L,” the Repayment Schedule Type was “W”; or,

iii.
If the CURR LOAN STATUS” field on the #EDH Screen indicated either “SCHL” or “GRCE” and the “MISC FIELD 2” field on the #BS3 Screen indicated the Repayment Type as blank, the Repayment Schedule Type was “Z.”

•	If none of the criteria above applied, we were instructed by the Company that the Repayment Schedule Type was “V.”
7.
For purposes of comparing School Type 1 and School Type 2, we were informed by the Company that if the “SCHOOL_CODE” in the Data File was “000000,” there was no single school code associated with the Selected Student Loan. In such situations, we were instructed by the Company to not perform procedures related to School Type 1 and School Type 2.  We found that the “SCHOOL_CODE” was “000000” for 36 Selected Student Loans. These were not considered exceptions.

8.
For purposes of comparing School Type 2, in the event the last two numbers of the “SCHOOL_CODE” in the Data File were not “00,” we were instructed by the Company to enter the last two numbers of the school code into the “SCHOOL BRANCH” field on the School Profile Screen (#728 Screen) to retrieve the “SCHL TYPE” field.  We compared the retrieved “SCHL TYPE” field to the “TITLE_IV_SCH_CODE” field on the Data File.

9.
For purposes of comparing Recent FICO, we were informed by the Company that if the “DATE CB SCORE GENERATED” on the #NM CR Screen was either after the Cutoff Date or within six (6) months prior to the Cutoff Date, the “CREDIT BUREAU SCORE” field on the #NM CR Screen would display a more recent FICO than the one listed in the “REC_FICO” field in the Data File, and instructed not to consider such differences to be exceptions.

We found the “DATE CB SCORE GENERATED” for Selected Student Loan #53 was listed as “0” or “blank” in the Data File, and was not within six (6) months prior to the Cutoff Date. The Company informed us that the Data File did not contain an updated Recent FICO for student loans with a “DATE CB SCORE GENERATED” in the FDR System that was more than six (6) months prior to the Cutoff Date. This was not considered an exception.
The information regarding the Selected Student Loans was found to be in agreement with the respective information contained in the Loan File. There were no conclusions that resulted from the procedures.
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.
The procedures performed were applied based on information included in the Data File, the Loan Files  and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Student Loans, (ii) the reasonableness of the instructions provided by the Company, (iii) the reliability or accuracy of the Loan Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).
The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.
/s/ KPMG LLP
Irvine, CA
February 25, 2019

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2019B001	39	2019B039	77	2019B077	115	2019B115	153	2019B153
2	2019B002	40	2019B040	78	2019B078	116	2019B116	154	2019B154
3	2019B003	41	2019B041	79	2019B079	117	2019B117	155	2019B155
4	2019B004	42	2019B042	80	2019B080	118	2019B118	156	2019B156
5	2019B005	43	2019B043	81	2019B081	119	2019B119	157	2019B157
6	2019B006	44	2019B044	82	2019B082	120	2019B120	158	2019B158
7	2019B007	45	2019B045	83	2019B083	121	2019B121	159	2019B159
8	2019B008	46	2019B046	84	2019B084	122	2019B122	160	2019B160
9	2019B009	47	2019B047	85	2019B085	123	2019B123	161	2019B161
10	2019B010	48	2019B048	86	2019B086	124	2019B124	162	2019B162
11	2019B011	49	2019B049	87	2019B087	125	2019B125	163	2019B163
12	2019B012	50	2019B050	88	2019B088	126	2019B126	164	2019B164
13	2019B013	51	2019B051	89	2019B089	127	2019B127	165	2019B165
14	2019B014	52	2019B052	90	2019B090	128	2019B128	166	2019B166
15	2019B015	53	2019B053	91	2019B091	129	2019B129	167	2019B167
16	2019B016	54	2019B054	92	2019B092	130	2019B130	168	2019B168
17	2019B017	55	2019B055	93	2019B093	131	2019B131	169	2019B169
18	2019B018	56	2019B056	94	2019B094	132	2019B132	170	2019B170
19	2019B019	57	2019B057	95	2019B095	133	2019B133	171	2019B171
20	2019B020	58	2019B058	96	2019B096	134	2019B134	172	2019B172
21	2019B021	59	2019B059	97	2019B097	135	2019B135	173	2019B173
22	2019B022	60	2019B060	98	2019B098	136	2019B136	174	2019B174
23	2019B023	61	2019B061	99	2019B099	137	2019B137	175	2019B175
24	2019B024	62	2019B062	100	2019B100	138	2019B138	176	2019B176
25	2019B025	63	2019B063	101	2019B101	139	2019B139	177	2019B177
26	2019B026	64	2019B064	102	2019B102	140	2019B140	178	2019B178
27	2019B027	65	2019B065	103	2019B103	141	2019B141	179	2019B179
28	2019B028	66	2019B066	104	2019B104	142	2019B142	180	2019B180
29	2019B029	67	2019B067	105	2019B105	143	2019B143	181	2019B181
30	2019B030	68	2019B068	106	2019B106	144	2019B144	182	2019B182
31	2019B031	69	2019B069	107	2019B107	145	2019B145	183	2019B183
32	2019B032	70	2019B070	108	2019B108	146	2019B146	184	2019B184
33	2019B033	71	2019B071	109	2019B109	147	2019B147	185	2019B185
34	2019B034	72	2019B072	110	2019B110	148	2019B148	186	2019B186
35	2019B035	73	2019B073	111	2019B111	149	2019B149	187	2019B187
36	2019B036	74	2019B074	112	2019B112	150	2019B150	188	2019B188
37	2019B037	75	2019B075	113	2019B113	151	2019B151	189	2019B189
38	2019B038	76	2019B076	114	2019B114	152	2019B152	190	2019B190

(*) The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Account Numbers.

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2019B191	229	2019B229	267	2019B267	305	2019B305	343	2019B343
192	2019B192	230	2019B230	268	2019B268	306	2019B306	344	2019B344
193	2019B193	231	2019B231	269	2019B269	307	2019B307	345	2019B345
194	2019B194	232	2019B232	270	2019B270	308	2019B308	346	2019B346
195	2019B195	233	2019B233	271	2019B271	309	2019B309	347	2019B347
196	2019B196	234	2019B234	272	2019B272	310	2019B310	348	2019B348
197	2019B197	235	2019B235	273	2019B273	311	2019B311	349	2019B349
198	2019B198	236	2019B236	274	2019B274	312	2019B312	350	2019B350
199	2019B199	237	2019B237	275	2019B275	313	2019B313	351	2019B351
200	2019B200	238	2019B238	276	2019B276	314	2019B314	352	2019B352
201	2019B201	239	2019B239	277	2019B277	315	2019B315	353	2019B353
202	2019B202	240	2019B240	278	2019B278	316	2019B316	354	2019B354
203	2019B203	241	2019B241	279	2019B279	317	2019B317	355	2019B355
204	2019B204	242	2019B242	280	2019B280	318	2019B318	356	2019B356
205	2019B205	243	2019B243	281	2019B281	319	2019B319	357	2019B357
206	2019B206	244	2019B244	282	2019B282	320	2019B320	358	2019B358
207	2019B207	245	2019B245	283	2019B283	321	2019B321	359	2019B359
208	2019B208	246	2019B246	284	2019B284	322	2019B322	360	2019B360
209	2019B209	247	2019B247	285	2019B285	323	2019B323
210	2019B210	248	2019B248	286	2019B286	324	2019B324
211	2019B211	249	2019B249	287	2019B287	325	2019B325
212	2019B212	250	2019B250	288	2019B288	326	2019B326
213	2019B213	251	2019B251	289	2019B289	327	2019B327
214	2019B214	252	2019B252	290	2019B290	328	2019B328
215	2019B215	253	2019B253	291	2019B291	329	2019B329
216	2019B216	254	2019B254	292	2019B292	330	2019B330
217	2019B217	255	2019B255	293	2019B293	331	2019B331
218	2019B218	256	2019B256	294	2019B294	332	2019B332
219	2019B219	257	2019B257	295	2019B295	333	2019B333
220	2019B220	258	2019B258	296	2019B296	334	2019B334
221	2019B221	259	2019B259	297	2019B297	335	2019B335
222	2019B222	260	2019B260	298	2019B298	336	2019B336
223	2019B223	261	2019B261	299	2019B299	337	2019B337
224	2019B224	262	2019B262	300	2019B300	338	2019B338
225	2019B225	263	2019B263	301	2019B301	339	2019B339
226	2019B226	264	2019B264	302	2019B302	340	2019B340
227	2019B227	265	2019B265	303	2019B303	341	2019B341
228	2019B228	266	2019B266	304	2019B304	342	2019B342

(*) The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Account Numbers.